UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 25, 2019

CENTERSTATE BANK CORPORATION

(Exact name of registrant as specified in its charter)

Florida	000-32017	59-3606741
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

1101 First Street South, Suite 202, Winter Haven, FL	33880
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (863) 293-4710

Not Applicable

(Former name or former address, if changed since last report)

___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

The Annual Meeting of Shareholders of CenterState Bank Corporation (the “Company”) was held on April 25, 2019.  Proxies for the meeting were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934, and there was no solicitation in opposition to management’s solicitations.  A total of 95,850,741 shares of the Company’s common stock were entitled to vote as of February 28 2019, the record date for the Annual Meeting. There were 86,002,271 shares present in person or by proxy at the Annual Meeting, at which the shareholders were asked to vote on three proposals. Set forth below are the matters acted upon by the shareholders at the Annual Meeting, and the final voting results of each such proposal.

Proposal No. 1 – Election of Directors.  The following directors were elected to serve until the annual meeting of shareholders in 2020.  Each nominee was an incumbent director, no other person was nominated, and each nominee was elected.  The number of votes cast was approximately as follows:

	For	Withheld	Broker non votes
James H. Bingham	72,125,879	1,911,220	11,965,172
Michael J. Brown, Sr.	70,521,667	3,515,432	11,965,172
C. Dennis Carlton	65,265,301	8,771,798	11,965,172
Michael F. Ciferri	73,557,964	479,135	11,965,172
John C. Corbett	73,486,765	550,334	11,965,172
Jody J. Dreyer	73,455,069	582,030	11,965,172
Griffin A. Greene	73,304,758	732,341	11,965,172
Charles W. McPherson	66,472,151	7,564,948	11,965,172
G. Tierso Nunez II	72,070,032	1,967,067	11,965,172
Thomas E. Oakley	64,524,771	9,512,328	11,965,172
Ernest S. Pinner	70,598,274	3,438,825	11,965,172
William K. Pou, Jr.	73,549,471	487,628	11,965,172
Daniel R. Richey	73,555,919	481,180	11,965,172
David G. Salyers	73,547,089	490,010	11,965,172
Joshua A. Snively	73,554,510	482,589	11,965,172
Mark W. Thompson	70,031,792	4,005,307	11,965,172

Proposal No. 2 – Advisory Vote on the Company’s Executive Compensation.  The shareholders voted to approve the non-binding advisory proposal on the compensation of the Company’s named executive officers, as disclosed in the proxy statement.  The results of the vote were as follows:

For	68,256,714
Against	5,268,620
Abstain	511,765
Broker non votes	11,965,172

Proposal No. 3 – Ratification of Appointment of Independent Auditors.  The shareholders ratified the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019.  The results of the vote were as follows:

For	84,488,099
Against	1,445,916
Abstain	68,256

Item 8.01	Other Events

The board of directors of the Company declared a quarterly cash dividend on its common stock of $0.11 per share.  The dividend is payable on June 28, 2019 to shareholders of record as of June 14, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERSTATE BANK CORPORATION

By:	/s/ William E. Matthews, V
William E. Matthews, V
Executive Vice President and
Chief Financial Officer

Date:  April 25, 2019

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